UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 27, 2005
Carmike Cinemas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 576-3400
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     In Item 4.02(a) of this Current Report on Form 8-K, we disclose information regarding certain historical results of operations. In particular, we disclose that, due to errors in the accounting for income taxes for stock grants under our 2002 stock plan and certain executive bonuses (the “Accounting Errors”), we are restating the previously issued financial statements for the years ended December 31, 2003 and December 31, 2004 and the quarters ended March 31, 2005 and June 30, 2005 (collectively the “Restated Periods”). The information in Item 4.02(a) is incorporated herein by reference.
Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On October 27, 2005, our Audit Committee, upon the recommendation of management concluded that the previously issued financial statements for the Restated Periods contained in the annual and quarterly reports should not be relied upon because of the Accounting Errors contained therein.
     We recently determined that a portion of accrued stock compensation expense for stock issuable under the Carmike Cinemas, Inc. 2002 stock plan and certain bonus payments were treated as being fully tax deductible in our financial statements. The stock compensation expense is being accrued over the five year requisite service period and the bonuses are accrued in the performance year, in accordance with generally accepted accounting principles. Internal Revenue Code Section 162 (m) limits a taxpayer’s deduction for non-performance based compensation to $1 million on an annual basis for covered employees. Generally, an employee’s salary and bonus (unless, with respect to bonuses, certain shareholder approval requirements are satisfied) are considered non-performance based compensation. Because the combination of cash and stock compensation is expected to exceed the $1 million limitation in the period in which the stock grants become deductible for tax purposes, a portion of the compensation expense related to the stock grant is expected to be non-deductible. As a result, no tax benefit should be attributed to that portion of the compensation expense in the year in which it is reported in the financial statements. Because our previously issued financial statements reported a tax benefit for the full amount of the compensation expense, a correction to our previously issued financial statements is required. These Accounting Errors resulted in the understatement of income tax expense and the overstatement of deferred tax assets. As a result of the restatement, we anticipate an increase in tax expense and a decrease in net income for the Restated Periods by an aggregate of $2.0 to $2.4 million. The restatements are a financial reporting issue that will have an immaterial impact on cash taxes for the Restated Periods as the increase in taxable income will be offset by available net operating loss carryforwards.
     Our Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, our independent registered public accounting firm. The Company expects to file its amended Form 10-K and Form10-Qs for the periods ended December 31, 2004 and March 31 and June 30, 2005, respectively, in the near future.

Internal Control Over Financial Reporting
     In our Form 10 K/A filed on May 2, 2005, we reported certain material weaknesses in our internal control over financial reporting. One of the material weaknesses related to our failure to have the appropriate level of expertise to properly calculate and review our accounting for income taxes. Specifically, we did not maintain effective controls over the accounting for income taxes and the determination of income taxes payable, deferred income tax assets and liabilities and the related income tax provision. One of the steps, among others, taken to remediate this weakness was to engage an outside tax professional to assist management in the preparation of our tax provision for inclusion in the financial statements.
     As a result of our remediation efforts, we identified the accounting errors that are the subject of this restatement. Although we believe the steps taken to date have improved the design effectiveness of our control over the accounting for income taxes, we have not completed our documentation and testing of all of the corrective processes and procedures relating to the tax provision. Certain of the corrective processes, procedures and controls relate to annual controls that cannot be tested until the preparation of our 2005 annual income tax provision. Accordingly, we will continue to maintain the contractual relationship with our outside tax professional and monitor the effectiveness of our internal controls over financial reporting relating to the determination of income taxes payable, deferred income tax assets and liabilities and the related income tax provision.
     This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. Examples of forward-looking statements in this Current Report on Form 8-K include our expectations with regard to the restatement and the remediation of material weaknesses in internal controls. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict.
     We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.
Date: November 2, 2005	By:	/s/ Martin A. Durant
Martin A. Durant
Senior Vice President — Finance, Treasurer and Chief Financial Officer